UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2007

                               EVANS SYSTEMS, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            TEXAS                    000-21956                    74-1613155
----------------------------    ----------------------        -----------------
(State or other jurisdiction   (Commission File Number)      (IRS Employee of
incorporation or organization)                               Identification No.)

         1 Town Square Boulevard, Suite 347, Asheville, North Carolina,
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (828) 681-8805

---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 26, 2007 (the "Effective Date"), pursuant to the terms of a Settlement Agreement entered into by and between Big Apple Consulting USA, Inc. ("Lender"), Homeland Integrated Security Systems, Inc., a Florida corporation ("HISC"), Evans Systems, Inc. ("EVSY"), Frederick Wicks, an individual, Ian Riley, an individual and Brian Riley, an individual (collectively "EXECUTIVE OFFICERS"), EXECUTIVE OFFICERS transferred such outstanding and issued common stock in order to provide FRANK MOODY, an individual ("MOODY") with 51% control of EVSY. The mechanism for transferring such 51% control was as follows:

               a. EXECUTIVE OFFICERS, as Transferees, each caused to be transferred Ten Million of each of their shares of common stock of EVSY, resulting in a total transfer of Thirty Million Shares of common stock of EVSY to MOODY.

               b. EXECUTIVE OFFICERS, as Transferees, each caused to be transferred an additional 43,000,000 shares of common stock of EVSY to MOODY.

EXECUTIVE OFFICERS individually and in their capacity as officers and directors of EVSY and HISC, personally represented and warranted the following: (i) that they were tendering 100% of any and all shares of common stock issued to EXECUTIVE OFFICERS with the exception of the shares that EXECUTIVE OFFICERS received by way of dividend based on their proportional share of the outstanding and issued stock of HISC, said shares having been issued to all shareholders of HISC, and (ii) that there are no commitments or obligations on behalf of the EVSY or on behalf of HISC to issue any additional shares of common stock, or any other stock of EVSY pursuant to warrant, option, conversion right, preferred stock or by any other mechanism. Further, EXECUTIVE OFFICERS both as individuals and in their capacity as officers and directors of EVSY and HISC, represented that to their collective knowledge the number of shares of common stock issued and outstanding as of the date of execution of the Settlement Agreement was less than Seventy Three Million (73,000,000) and that this was a fully diluted number.

LENDER agreed to assume the outstanding debt owed to Cain, Smith & Strong II, LLP ("CSS") in the amount of One Hundred and Sixty Thousand Dollars ($160,000.00) and further represented and warranted that it obtained the consent from Cain Smith and Strong, II, LLP to such assumption of debt presently due and owing.

LENDER further represented and warranted that it shall ensure that Cain, Smith and Strong, LLP have been issued 5 million shares of restricted common stock of EVSY. As of the date of the Settlement Agreement, the parties were unaware of whether such entity had been issued 5 million shares of EVSY. If the shares to Cain Smith and Strong have previously been issued, the parties are under no further obligation to provide Cain Smith and Strong with any additional shares of common stock of EVSY. If Cain Smith and Strong do not have such interest, Transfer Agent shall have the additional obligation of ensuring that such entity receives the 5 million shares of common stock of EVSY from EXECUTIVE OFFICERS along with any and all other appropriate documentation in order to effectuate such result.

EXECUTIVE OFFICERS also took the following acts: (i) EXECUTIVE OFFICERS, being all members of the Board of Directors of EVSY, called a special meeting of the board of directors to do the following: (a) accept the resignation of EXECUTIVE OFFICERS of EVSY; (b) accept the resignation of the officers and directors of EVSY, said resignation to take full force and effect at the conclusion of the special meeting, all of which with the understanding that the resignation shall not be a result of a disagreement with EVSY over any principal or practice of EVSY; (ii) during such special meeting, MOODY was appointed by the directors to fill the vacancy created by such resignation and serve as a director of EVSY, effective at the end of the Special Meeting. Other than the aforementioned resignations, director appointment and the issuance of stock to MOODY, no further corporate action was taken during said special meeting.

All parties released and held each other harmless from any and all claims that each party had against the other, and LENDER filed a Notice of Voluntary Dismissal With Prejudice in the Litigation styled Big Apple Consulting USA, Inc. vs. Homeland Integrated Security Systems, Inc., a Florida corporation, et al., Case No.: 06-CA 2639-15-L.

In a separate agreement by and between MJMM Investments, LLC ("MJMM"), LENDER, MOODY, Randy Clapp, an individual, Dan Willis, an individual and CSS executed on or about February 20, 2007, MJMM and EVSY agreed to pay the balance due and owing on the original purchase of EVSY, including the money owed CSS, LENDER and MOODY for expenses related to the litigation and settlement. The parties also agreed to the issuance of $2,000,000 worth of Preferred Stock valued at $1.00 per share, to be converted to shares of EVSY common stock one (1) year from their date of issuance, based upon the ten (10) day average closing bid price. Such preferred stock to have standard anti-dilution protections and liquidation preferences. The convertible note owned by LENDER purchased from CSS is to be converted at $0.05 per share or such lesser amount as agreed to by the parties into free trading shares of EVSY. The parties also committed to issue an additional 1,000,000 shares of EVSY restricted common stock to CSS, which shares have anti-dilution protections. Such anti-dilution protections shall extend to the 5,000,000 shares issued to CSS in connection with the Settlement Agreement. The parties agreed that all decisions on an acquisition target regarding EVSY were to be made by mutual agreement of CSS, MOODY and LENDER.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

EVSY has been notified that as a result of their failure to timely file their periodic reports with the Securities and Exchange Commission, the National Association of Securities Dealers has caused EVSY to cease to be quoted on the Over the Counter Bulletin Board, the net effect of which is to cause EVSY to be listed on the Pink Sheets.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On February 26, 2007 (the "Effective Date"), pursuant to the terms of a Settlement Agreement entered into by and between Big Apple Consulting USA, Inc. ("Lender"), Homeland Integrated Security Systems, Inc., a Florida corporation ("HISC"), Evans Systems, Inc. ("EVSY"), Frederick Wicks, an individual, Ian Riley, an individual and Brian Riley, an individual (collectively "EXECUTIVE OFFICERS"), EXECUTIVE OFFICERS transferred such outstanding and issued common stock in order to provide FRANK MOODY, an individual ("MOODY") with 51% control of EVSY. The mechanism for transferring such 51% control was as follows:

               a. EXECUTIVE OFFICERS, as Transferees, each caused to be transferred Ten Million of each of their shares of common stock of EVSY, resulting in a total transfer of Thirty Million Shares of common stock of EVSY to MOODY.

               b. EXECUTIVE OFFICERS, as Transferees, each caused to be transferred an additional 43,000,000 shares of common stock of EVSY to MOODY.

EXECUTIVE OFFICERS individually and in their capacity as officers and directors of EVSY and HISC, personally represented and warranted the following: (i) that they were tendering 100% of any and all shares of common stock issued to EXECUTIVE OFFICERS with the exception of the shares that EXECUTIVE OFFICERS received by way of dividend based on their proportional share of the outstanding and issued stock of HISC, said shares having been issued to all shareholders of HISC, and (ii) that there are no commitments or obligations on behalf of the EVSY or on behalf of HISC to issue any additional shares of common stock, or any other stock of EVSY pursuant to warrant, option, conversion right, preferred stock or by any other mechanism. Further, EXECUTIVE OFFICERS both as individuals and in their capacity as officers and directors of EVSY and HISC, represented that to their collective knowledge the number of shares of common stock issued and outstanding as of the date of execution of the Settlement Agreement was less than Seventy Three Million (73,000,000) and that this was a fully diluted number.

LENDER agreed to assume the outstanding debt owed to Cain, Smith & Strong II, LLP ("CSS") in the amount of One Hundred and Sixty Thousand Dollars ($160,000.00) and further represented and warranted that it obtained the consent from Cain Smith and Strong, II, LLP to such assumption of debt presently due and owing.

LENDER further represented and warranted that it shall ensure that Cain, Smith and Strong, LLP have been issued 5 million shares of restricted common stock of EVSY. As of the date of the Settlement Agreement, the parties were unaware of whether such entity had been issued 5 million shares of EVSY. If the shares to

Cain Smith and Strong have previously been issued, the parties are under no further obligation to provide Cain Smith and Strong with any additional shares of common stock of EVSY. If Cain Smith and Strong do not have such interest, Transfer Agent shall have the additional obligation of ensuring that such entity receives the 5 million shares of common stock of EVSY from EXECUTIVE OFFICERS along with any and all other appropriate documentation in order to effectuate such result.

EXECUTIVE OFFICERS also took the following acts: (i) EXECUTIVE OFFICERS, being all members of the Board of Directors of EVSY, called a special meeting of the board of directors to do the following: (a) accept the resignation of EXECUTIVE OFFICERS of EVSY; (b) accept the resignation of the officers and directors of EVSY, said resignation to take full force and effect at the conclusion of the special meeting, all of which with the understanding that the resignation shall not be a result of a disagreement with EVSY over any principal or practice of EVSY; (ii) during such special meeting, MOODY was appointed by the directors to fill the vacancy created by such resignation and serve as a director of EVSY, effective at the end of the Special Meeting. Other than the aforementioned resignations, director appointment and the issuance of stock to MOODY, no further corporate action was taken during said special meeting.

All parties released and held each other harmless from any and all claims that each party had against the other, and LENDER filed a Notice of Voluntary Dismissal With Prejudice in the Litigation styled Big Apple Consulting USA, Inc. vs. Homeland Integrated Security Systems, Inc., a Florida corporation, et al., Case No.: 06-CA 2639-15-L.

In a separate agreement by and between MJMM Investments, LLC ("MJMM"), LENDER, MOODY, Randy Clapp, an individual, Dan Willis, an individual and CSS executed on or about February 20, 2007, MJMM and EVSY agreed to pay the balance due and owing on the original purchase of EVSY, including the money owed CSS, LENDER and MOODY for expenses related to the litigation and settlement. The parties also agreed to the issuance of $2,000,000 worth of Preferred Stock valued at $1.00 per share, to be converted to shares of EVSY common stock one (1) year from their date of issuance, based upon the ten (10) day average closing bid price. Such preferred stock to have standard anti-dilution protections and liquidation preferences. The convertible note owned by LENDER purchased from CSS is to be converted at $0.05 per share or such lesser amount as agreed to by the parties into free trading shares of EVSY. The parties also committed to issue an additional 1,000,000 shares of EVSY restricted common stock to CSS, which shares have anti-dilution protections. Such anti-dilution protections shall extend to the 5,000,000 shares issued to CSS in connection with the Settlement Agreement. The parties agreed that all decisions on an acquisition target regarding EVSY were to be made by mutual agreement of CSS, MOODY and LENDER.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On February 26, 2007 (the "Effective Date"), pursuant to the terms of a Settlement Agreement entered into by and between Big Apple Consulting USA, Inc. ("Lender"), Homeland Integrated Security Systems, Inc., a Florida corporation

("HISC"), Evans Systems, Inc. ("EVSY"), Frederick Wicks, an individual, Ian Riley, an individual and Brian Riley, an individual (collectively "EXECUTIVE OFFICERS"), EXECUTIVE OFFICERS transferred such outstanding and issued common stock in order to provide MOODY with 51% control of EVSY. The mechanism for transferring such 51% control was as follows:

               a. EXECUTIVE OFFICERS, as Transferees, each caused to be transferred Ten Million of each of their shares of common stock of EVSY, resulting in a total transfer of Thirty Million Shares of common stock of EVSY to MOODY.

               b. EXECUTIVE OFFICERS, as Transferees, each caused to be transferred an additional 43,000,000 shares of common stock of EVSY to MOODY.

EXECUTIVE OFFICERS individually and in their capacity as officers and directors of EVSY and HISC, personally represented and warranted the following: (i) that they were tendering 100% of any and all shares of common stock issued to EXECUTIVE OFFICERS with the exception of the shares that EXECUTIVE OFFICERS received by way of dividend based on their proportional share of the outstanding and issued stock of HISC, said shares having been issued to all shareholders of HISC, and (ii) that there were no commitments or obligations on behalf of the EVSY or on behalf of HISC to issue any additional shares of common stock, or any other stock of EVSY pursuant to warrant, option, conversion right, preferred stock or by any other mechanism. Further, EXECUTIVE OFFICERS both as individuals and in their capacity as officers and directors of EVSY and HISC, represented that to their collective knowledge the number of shares of common stock issued and outstanding as of the date of execution of the Settlement Agreement was less than Seventy Three Million (73,000,000) and that this was a fully diluted number.

LENDER agreed to assume the outstanding debt owed to Cain, Smith & Strong II, LLP in the amount of One Hundred and Sixty Thousand Dollars ($160,000.00) and further represented and warranted that it obtained the consent from Cain Smith and Strong, II, LLP to such assumption of debt presently due and owing.

LENDER further represented and warranted that it shall ensure that Cain, Smith and Strong, LLP have been issued 5 million shares of restricted common stock of EVSY. As of the date of the Settlement Agreement, the parties were unaware of whether such entity had been issued 5 million shares of EVSY. If the shares to Cain Smith and Strong have previously been issued, the parties are under no further obligation to provide Cain Smith and Strong with any additional shares of common stock of EVSY. If Cain Smith and Strong do not have such interest, Transfer Agent shall have the additional obligation of ensuring that such entity receives the 5 million shares of common stock of EVSY from EXECUTIVE OFFICERS along with any and all other appropriate documentation in order to effectuate such result.

EXECUTIVE OFFICERS also took the following acts: (i) EXECUTIVE OFFICERS, being all members of the Board of Directors of EVSY, called a special meeting of the board of directors to do the following: (a) accept the resignation of EXECUTIVE OFFICERS of EVSY; (b) accept the resignation of the officers and directors of EVSY, said resignation to take full force and effect at the conclusion of the special meeting, all of which with the understanding that the resignation shall not be a result of a disagreement with EVSY over any principal or practice of EVSY; (ii) during such special meeting, MOODY was appointed by the directors to fill the vacancy created by such resignation and serve as a director of EVSY, effective at the end of the Special Meeting. Other than the aforementioned resignations, director appointment and the issuance of stock to MOODY, no further corporate action was taken during said special meeting.

All parties released and held each other harmless from any and all claims that each party had against the other, and LENDER filed a Notice of Voluntary Dismissal With Prejudice in the Litigation styled Big Apple Consulting USA, Inc. vs. Homeland Integrated Security Systems, Inc., a Florida corporation, et al., Case No.: 06-CA 2639-15-L.

In a separate agreement by and between MJMM Investments, LLC ("MJMM"), LENDER, MOODY, Randy Clapp, an individual, Dan Willis, an individual and CSS executed on or about February 20, 2007, MJMM and EVSY agreed to pay the balance due and owing on the original purchase of EVSY, including the money owed CSS, LENDER and MOODY for expenses related to the litigation and settlement. The parties also agreed to the issuance of $2,000,000 worth of Preferred Stock valued at $1.00 per share, to be converted to shares of EVSY common stock one (1) year from their date of issuance, based upon the ten (10) day average closing bid price. Such preferred stock to have standard anti-dilution protections and liquidation preferences. The convertible note owned by LENDER purchased from CSS is to be converted at $0.05 per share or such lesser amount as agreed to by the parties into free trading shares of EVSY. The parties also committed to issue an additional 1,000,000 shares of EVSY restricted common stock to CSS, which shares have anti-dilution protections. Such anti-dilution protections shall extend to the 5,000,000 shares issued to CSS in connection with the Settlement Agreement. The parties agreed that all decisions on an acquisition target regarding EVSY were to be made by mutual agreement of CSS, MOODY and LENDER.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

EXECUTIVE OFFICERS took the following acts: (i) EXECUTIVE OFFICERS, being all members of the Board of Directors of EVSY, called a special meeting of the board of directors to do the following: (a) accept the resignation of EXECUTIVE OFFICERS of EVSY; (b) accept the resignation of the officers and directors of EVSY, said resignation to take full force and effect at the conclusion of the special meeting, all of which with the understanding that the resignation shall not be a result of a disagreement with EVSY over any principal or practice of EVSY; (ii) during such special meeting, MOODY was appointed by the directors to fill the vacancy created by such resignation and serve as a director of EVSY, effective at the end of the Special Meeting. Other than the aforementioned resignations, director appointment and the issuance of stock to MOODY, no further corporate action was taken during said special meeting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Evans Systems, Inc.


                                            By:  /s/  Frank Moody
                                               -------------------------------
                                                      Frank Moody, President


Dated: March 2, 2007